PEAPACK-GLADSTONE FINANCIAL CORPORATION
                158 Route 206 North, Gladstone, New Jersey 07934

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned hereby appoints John D. Kissel, George R. Layton and Jack D. Stine, or any one of them, as Proxies, each with the power to appoint his substitute and hereby authorizes them to represent and to vote, as designated below and on the reverse side, all of the shares of common stock of Peapack-Gladstone Financial Corporation (the "Corporation") held of record by the undersigned on March 19, 2001, at the Annual Meeting of Shareholders of the Corporation to be held on April 24, 2001 or any adjournment thereof.


1.       ELECTION OF TWELVE (12) DIRECTORS

         / / FOR the nominees listed below (except as marked to the contrary below):

         / / WITHHOLD AUTHORITY to vote for all nominees listed below

         Anthony J. Consi II       Pamela Hill         T. Leonard Hill          Frank A. Kissel
         John D. Kissel            James R. Lamb       George R. Layton         Edward A. Merton
         F. Duffield               John R. Mulcahy     Philip W. Smith, III     Jack D. Stine


         Instructions:  To withold authority to vote for any individual nominee, write that nominee's name on the line provided below:

         _______________________________________________________________________

         Withhold authority to vote for ________________________________________

         / / I do plan to attend the Annual Meeting.

          (Continued, and to be dated and signed on the reverse side)

                              FOLD AND DETACH HERE

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

This Proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION is made, this Proxy will be voted "FOR" the election of all twelve nominees for Director.


                                    (Please  sign  exactly as your name  appears
                                    below.   When   shares  are  held  by  joint
                                    tenants,  both should sign.  When signing as
                                    an attorney, as an executor,  administrator,
                                    trustee  or   guardian,   please  give  full
                                    corporate   names  by   President  or  other
                                    authorized officer. If a partnership or limited liability company, please sign in the entity name by an authorized person.

                                    Dated:  ________________, 2001


                                    --------------------------------------------
                                    Signature


                                    --------------------------------------------
                                    (Signature, if held jointly)

                 PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                      PROMPTLY USING THE ENVELOPE PROVIDED.


                              FOLD AND DETACH HERE